Long-term investments	12 Months Ended
Dec. 31, 2025
Long-term Investments
Long-term investments

Note 7 — Long-term investments

Long-term investments consist of the following:

	December 31, 2024	December 31, 2025	December 31, 2025
	RMB	RMB	USD
5.0% Investment in a company in mobile games industry	600,000	600,000	85,363
5.0% Investment in a company in central processing advertising algorithm services	600,000	600,000	85,363
Subtotal	1,200,000	1,200,000	170,726
Less: Impairment loss	1,102,938	1,103,089	156,938
Total	97,062	96,911	13,788

During the years ended December 31, 2024 and 2025, the Company’s long-term investments amounted to RMB 97,062 and RMB 96,911 (USD 13,788), respectively. The Company made impairment allowance of equity method investments with the amount of RMB 534,181 (USD 75,999) for the company in mobile games industry and RMB 568,907 (USD 80,939) for the company in central processing.